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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated March 25, 1997, except as to Note 14, which is as of October 8, 1997, relating to the financial statements of Information Advantage Software, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                          /s/ PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP
Minneapolis Minnesota
October 8, 1997

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